                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     CONFIDENTIAL, FOR USE OF THE
        COMMISSION ONLY (AS PERMITTED BY
        RULE 14A-6(E)(2)

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Under Rule 14a-12



                              CYTEC INDUSTRIES INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)  Filing party:

--------------------------------------------------------------------------------
     4)  Date Filed:

--------------------------------------------------------------------------------

Notes:

Reg. (S) 240.14a-101

SEC 1913 (3-99)

[LOGO] Cytec

                             CYTEC INDUSTRIES INC
                            5 GARRET MOUNTAIN PLAZA
                            WEST PATERSON, NJ 07424

Notice of Annual Meeting
of Common Stockholders to be held
May 14, 2001

                                                                  March 29, 2001

To the Holders of Common Stock

   We will hold the Annual Meeting of Common Stockholders of Cytec Industries Inc. at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Mahwah, New Jersey 07495, on Monday, May 14, 2001, at 11:00 a.m. The purpose of the meeting is to elect three directors and to transact any other business that properly comes before the meeting.

   You must have been a holder of Common Stock at the close of business on March 15, 2001 to be entitled to notice of and to vote at the meeting or at any postponement or adjournment.

   Since stockholders cannot take any action at the meeting unless a majority of the outstanding shares of Common Stock is represented, it is important that, either, you attend the meeting in person or are represented by proxy at the meeting.

   If you cannot attend the meeting, please promptly sign and date the enclosed proxy and mail it in the enclosed envelope, which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          E. F. Jackman
                                          Secretary

[LOGO] Cytec

                             CYTEC INDUSTRIES INC.
                            5 GARRET MOUNTAIN PLAZA
                            WEST PATERSON, NJ 07424

Proxy Statement for
Annual Meeting of Common Stockholders
to be held May 14, 2001

                                                                  March 29, 2001

   This proxy statement contains information relating to the Annual Meeting of Common Stockholders of Cytec Industries Inc., which will be held on Monday, May 14, 2001, beginning at 11:00 a.m., at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Mahwah, New Jersey, and at any postponement or adjournment of that meeting.

                               ABOUT THE MEETING

What is the purpose of the meeting?

   At the annual meeting, stockholders will vote on the election of directors. In addition, the Company's management will report on the Company's performance and respond to questions from stockholders.

Who is entitled to vote?

   Only stockholders of record at the close of business on the record date, March 15, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who may attend the meeting?

   All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting in order to obtain an admission ticket.

What is a quorum?

   The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 40,563,821 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

   The accompanying proxy is solicited by the Company's Board of Directors. If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. Even if you plan to attend the meeting, it is desirable that you return the proxy card to the Company in advance of the meeting.

May I change my vote after I return my proxy card?

   Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

How do I vote my Savings Plan shares?

   If you participate in the Cytec Employees' Savings and Profit Sharing Plan, shares of common stock of the Company equivalent to the value of the common stock interest credited to your account under that plan will be voted automatically by the trustee in accordance with your proxy, if the proxy is received by May 8, 2001. Otherwise, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it receives timely instructions from all plan participants.

What are the Board's recommendations?

   The Board of Directors recommends that you vote for election of the nominated slate of directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with this recommendation.

   With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to elect directors?

   The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Therefore, an abstention or a broker non-vote is neither an affirmative nor a negative vote, and will not have any effect on the outcome of the election.

   A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

                             ELECTION OF DIRECTORS

   The Board of Directors is divided into three classes, the terms of which expire at the annual meetings in the following years:

                  2001             2002                2003
            ----------------- --------------- ----------------------
            Chris A. Davis    Jerry R. Satrum John E. Akitt
            David Lilley                      Frederick W. Armstrong
            William P. Powell

   In addition, one director, Louis L. Hoynes, Jr., is elected by the holder of the Company's Series C Cumulative Preferred Stock.

   At the meeting, the Board of Directors will nominate David Lilley for election as director for a one-year term ending in 2002 and will nominate William P. Powell and Chris A. Davis for election as directors for three-year terms ending in 2004.

   If at the time of the meeting any or all of the nominees is not available to serve as director--an event which the Board does not anticipate--the proxies will be voted for a substitute nominee or nominees designated by or at the direction of the Board, unless the Board has taken prior action to reduce its membership.

Board of Directors Membership

   Set forth below is certain information concerning the nominees and the other directors of the Company whose terms of office will continue after the meeting.

   John E. Akitt, age 68, has been a director of the Company since October 1999. Mr. Akitt retired as Executive Vice President of Exxon Chemical Company in 1998, having served in that capacity since 1992. Mr. Akitt is a director of Dofasco Inc. and Georgia Gulf Corporation.

   Frederick W. Armstrong, age 70, has been a director of the Company since its formation in December 1993. Before his retirement from American Cyanamid Company ("Cyanamid") in 1992, he served for many years as Director of Cyanamid's Corporate Development and Planning Division and, from 1985 until his retirement, as a vice president of Cyanamid.

   Chris A. Davis, age 50, has been a director of the Company since April 2000. Ms. Davis is Executive Vice President and Chief Financial and Administrative Officer of ONI Systems Corp., having served in that capacity since May 1, 2000. Prior to that, she was Executive Vice President and Chief Financial and Administrative Officer of Gulfstream Aerospace Corp. and a vice president of Gulfstream's parent, General Dynamics Corporation. Before joining Gulfstream in 1993, Ms. Davis held numerous financial positions during her 17 year career at General Electric Company. Ms. Davis is a director of Wolverine Tube, Inc.

   Louis L. Hoynes, Jr., age 65, has been a director of the Company since December 1994. Mr. Hoynes is Executive Vice President and General Counsel of American Home Products Corporation, having served in that capacity since 1990. Prior to that he was a partner in the law firm of Willkie Farr & Gallagher. He serves as the director of the Company elected by the holder of the Company's outstanding Series C Cumulative Preferred Stock.

   David Lilley, age 54, has been a director of the Company since January 1997. Mr. Lilley is Chairman (since January 1999), President (since January 1997) and Chief Executive Officer (since May 1998) of the Company. From 1994 until January 1997, he was a vice president of American Home Products Corporation, responsible for its Global Medical Device business. Prior to that time, he was a vice president and a member of the Executive Committee of Cyanamid.

   William P. Powell, age 45, has been a director of the Company since its formation in December 1993. Prior to resigning in February 2001, he had been Managing Director, Corporate Finance, of UBS Warburg LLC and its predecessor, Dillon, Read & Co. Inc., since January 1991, and before that was employed by Dillon Read since 1982 in a number of other capacities. Mr. Powell is a director of International Executive Service Corps.

   Jerry R. Satrum, age 56, has been a director of the Company since May 1996. Before his retirement from Georgia Gulf Corporation in 1998, he served as Georgia Gulf's Chief Executive Officer (1991-1998), President (1989-1997) and Vice President--Finance and Treasurer (from its inception until 1989). Mr. Satrum has been a director of Georgia Gulf Corporation since its inception.

   In addition, Darryl D. Fry, the Company's former Chairman and Chief Executive Officer, retired from the Board of Directors in January 2001.

Committees of the Board

   Set forth below is certain information about the four Committees of the Board of Directors.

    . Audit Committee. This committee is comprised of three directors, each of whom is financially literate and is "independent" from management of the Company, as defined in the New York Stock Exchange listing standards. The principal function of this committee is to assist the full Board in the areas of financial reporting and accounting integrity. Ms. Davis and Messrs. Powell and Satrum are the members of this committee, which held four meetings during 2000.

    . Compensation and Management Development Committee. This committee is comprised entirely of non-employee directors. This committee approves compensation arrangements for the Company's officers, administers certain compensation plans and makes recommendations thereunder. Messrs. Akitt, Armstrong, and Satrum are the members of this committee, which held three meetings during 2000.

    . Pension Committee. This committee reviews actions taken by the Committee on Investment of Pension Funds (which oversees investments of the Company's funded benefit plans). Messrs. Armstrong and Powell are the members of this committee, which held two meetings during 2000.

    . Environmental, Health and Safety Committee. This committee serves as the environmental oversight committee referred to under "Certain Relationships and Related Transactions." It reviews, monitors and, as it deems appropriate, advises the Board of Directors with respect to the policies and practices of the Company in the areas of occupational health and safety and environmental affairs. Messrs. Hoynes and Lilley are the members of this committee, which held two meetings during 2000.

Other Board Matters

   Our Board of Directors held six meetings during 2000. All members of the Board, other than Ms. Davis, who joined the Board in 2000, attended at least 75% of the meetings of the Board and of the Committees on which they serve. The Company does not have a Nominating Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on its review of the copies of the forms received by it, the Company believes that during 2000 all filings required under Section 16(a) of the Securities Exchange Act of 1934 were complied with by its directors, officers and greater than ten-percent beneficial owners, except for an inadvertent late filing by a former director, D. D. Fry, as to 10,400 shares disposed of by way of gift.

                 CYTEC STOCK OWNERSHIP BY DIRECTORS & OFFICERS

   The following table sets forth, as of February 1, 2001, the total beneficial ownership of the Company's Common Stock by the Company's directors and the five executive officers named in the Summary Compensation table (see the "Executive Compensation" portion of this proxy statement):

              Beneficial Stock Ownership of Directors & Officers

                                       Record &        Savings      Deferred        Stock         Total
                                      Street Name       Plan          Stock        Option       Beneficial
Name                                   Shares(1)  +   Shares(2) +   Shares(3) +   Shares(4) =   Ownership
----                                  -----------     ---------     ---------     ---------     ----------
J. E. Akitt..........................       1,606            --            --         1,500          3,106
M. S. Andrekovich....................      17,157           123           777        12,499         30,556
F. W. Armstrong......................      24,441            --            --        24,500         48,941
W. N. Avrin..........................      27,149         8,034            --        75,868        109,791
J. P. Cronin.........................      78,978        22,367        48,156       274,549        424,050
C. A. Davis..........................       1,199            --            --            --          1,199
L. L. Hoynes, Jr. (5)................          --            --            --            --             --
E. F. Jackman........................      53,547        31,134        20,277       205,199        310,157
D. Lilley............................      84,721         3,225        44,065       579,999        712,010
W. P. Powell.........................       7,500            --            --        24,500         32,000
J. R. Satrum.........................      11,395            --            --        15,500         26,895
All directors and officers as a group
  (14 persons).......................     357,600        78,911       134,123     1,421,205      1,991,839

--------
(1) Includes Performance and Restricted Shares which are subject to possible forfeiture if conditions to vesting are not met. In the case of Mr. Powell, also includes shares held in Powell Family Foundation.
(2) Represents the officers' proportionate share of Company Common Stock held by the Cytec Employees' Savings & Profit Sharing Plan.
(3) Shares issuable under 1993 Stock Award and Incentive Plan following termination of employment.
(4) Shares which may be acquired in 60 days through the exercise of vested stock options.
(5) The table does not include any shares of Common Stock or Preferred Stock beneficially owned by Cyanamid. See "Security Ownership of Certain Beneficial Owners." Mr. Hoynes disclaims beneficial ownership of any shares of Common Stock and Preferred Stock beneficially owned by Cyanamid.
(6) The number of shares shown excludes the following shares as to which beneficial ownership is disclaimed: 2,900 shares owned by Mr. Cronin's wife; 200 shares owned by Mr. Lilley as custodian for a minor child; and 3,100 shares for all directors and officers as a group.

   As of February 1, 2001, Mr. Lilley owned beneficially approximately 1.7%, Mr. Cronin owned beneficially approximately 1%, no other officer or director individually owned beneficially as much as 1%, and all officers and directors as a group owned beneficially approximately 4.7%, of the total shares of outstanding Common Stock.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS AS OF FEBRUARY 1, 2001

                                                              Amount and
                                                         Nature of Beneficial Percent of
  Title of Class    Name and Address of Beneficial Owner      Ownership         Class
  --------------    ------------------------------------ -------------------- ---------
Series C Cumulative MDP Holdings, Inc.(1)                        4,000 Shares       100%
Preferred Stock     5 Giralda Farms
                    Madison, NJ 07940

Common Stock        Vanguard Fiduciary Trust Company         3,203,589 Shares         8%
                    on behalf of the Cytec Employees'
                    Savings and Profit Sharing Plan(2)
                    500 Admiral Nelson Blvd.,
                    Malvern, PA 19355

Common Stock        Wellington Management Company(3)         2,486,900 Shares      6.19%
                    75 State Street
                    Boston, MA 02109

--------
(1) American Home Products Corporation, Five Giralda Farms, Madison, New Jersey 07940, is the beneficial owner of 100% of the outstanding common stock of Cyanamid, which in turn owns 100% of MDP.
(2) Schedule 13G, Amendment No. 8, dated February 12, 2001 reports shared power to vote and dispose as to all shares.
(3) Schedule 13G, dated February 14, 2001 reports shared voting power as to 1,962,200 shares and shared dispositive power as to all shares.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   MDP Holdings, Inc., a wholly-owned subsidiary of Cyanamid, owns 4,000 shares of the Company's Series C Cumulative Preferred Stock, which Cyanamid obtained in connection with the spin-off of its chemicals business into Cytec Industries Inc. Aggregate liquidation and redemption value of the Series C Stock is $100,000. The Series C Stock, which is not transferable, gives MDP the right to elect one director (at present, Mr. Hoynes) and contains certain restrictive covenants, violation of which would give the holder the right, among others, to approve capital expenditures and elect a majority of the Board. The Company may redeem the Series C Stock only after certain liabilities assumed from Cyanamid have been reduced below threshold levels and after the Company has achieved certain financial ratios for a set period of time.

   In connection with the spin-off, financial responsibility for substantially all the liabilities of Cyanamid's chemicals businesses was assumed by the Company. Under the spinoff agreements, the Company is required to establish an environmental oversight committee of the Board of Directors, consisting of two members, one of whom is the director appointed by Cyanamid as holder of the Series C Preferred Stock. This committee reviews and approves the Company's annual environmental remediation plan and reviews compliance with the plan and environmental administration standards and makes recommendations to the Board concerning, and reviews and approves proposed challenges to governmental requirements relating to, environmental liabilities assumed from Cyanamid. The Company must also pay an annual fee, $358 thousand in 2000, for oversight services rendered by Cyanamid's environmental affairs department.

   In connection with the spinoff, the Company and Cyanamid entered into a number of other service agreements, leases and supply agreements. Pursuant to these agreements, in 2000 the Company paid $5.7 million to Cyanamid and received $5.4 million. Most of these agreements are subject to termination by either party on six months' or less notice.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During 2000, Messrs. Akitt, Armstrong, Satrum and Burns, all outside directors, served on the Compensation and Management Development Committee. Mr. Burns retired from the Board and the committee at the time of the 2000 annual meeting of stockholders.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

                                                              Long Term Compensation
                                                         --------------------------------
                                            Annual
                                      Compensation(1)(2)        Awards          Payouts
                                      ------------------ --------------------- ----------
                                                         Restricted Securities Long-Term
                                                           Stock    Underlying Incentive     All Other
  Name and Principal Position    Year  Salary    Bonus   Awards(3)  Options(4) Payouts(5) Compensation(6)
  ---------------------------    ---- --------  -------- ---------- ---------- ---------- ---------------
D. Lilley....................... 2000  $600,000 $787,500   $749,462    130,000         --        $ 30,000
  Chairman (since January 1999), 1999  $540,000 $309,713   $375,339    280,000         --        $ 27,000
  President, Chief Operating     1998  $439,375 $303,942   $570,168     50,000   $199,167        $ 24,131
  Officer (January 1997-May
  1998) and Chief Executive
  Officer (since May 1998)
J. P. Cronin.................... 2000  $313,000 $302,000   $299,785     52,000         --        $ 15,650
  Executive Vice President and   1999  $300,000 $109,412   $154,205     52,000         --        $ 15,000
  Chief Financial Officer        1998  $284,000 $134,370   $122,720     35,000   $ 95,200        $ 17,040
E. F. Jackman................... 2000  $250,000 $197,000   $188,430     31,000         --        $ 12,500
  Vice President, General        1999  $241,000 $ 66,299   $ 84,114     31,000         --        $ 12,050
  Counsel and Secretary          1998  $230,000 $ 94,406   $ 89,882     24,000   $ 80,250        $ 13,800
M. S. Andrekovich............... 2000  $230,000 $181,000   $145,608     25,000         --        $150,383
  Vice President--Human          1999  $ 75,000 $ 23,467   $100,104     12,500         --        $ 92,339
  Resources (since August 1999)
W. N. Avrin..................... 2000  $210,000 $130,000   $ 81,361     16,000         --        $ 10,500
  Vice President--Corporate      1999  $191,000 $ 55,110   $ 36,319     14,040         --        $  9,550
  and Business Development

--------
(1) Includes amounts earned with respect to fiscal year, whether paid in that year or deferred.
(2) There was no disclosable "Other Annual Compensation" paid, payable or accrued to any of the named officers during 1998-2000.

(3) Represents the value at the date of grant of Performance Shares and Restricted Shares granted under the Company's 1993 Plan. Performance shares vest, in the case of the 1998, 1999 and 2000 grants, after completion of the respective 2000, 2001 and 2002 performance periods, depending upon the achievement of earnings targets; the target for the 2000 performance period was achieved in part; the portions of Performance Shares granted in 1998 which would thereupon have vested, as well as Restricted Shares (described below) which would have vested in January 2001, were canceled in whole or in part and, in lieu thereof, the participants received grants of deferred shares, equal to the canceled Performance Shares (less any unearned portion) plus cancelled Restricted Shares, which become payable after retirement. Restricted shares granted to Mr. Andrekovich at the time of his hiring vest in two annual installments, beginning on the second anniversary of the date of grant. At December 31, 2000, after giving effect to vestings and forfeitures occurring in January 2001 with respect to the 2000 performance period, the total Performance and Restricted Shares held by the named officers had values as follows: Mr. Lilley 60,906 shares--$2,432,586; Mr. Cronin 18,762 shares--$749,355; Mr. Jackman 11,793 shares--$471,012;
    Mr. Andrekovich 13,113 shares--$523,733; and Mr. Avrin 5,092 shares--$203,374. Holders of Performance Shares and Restricted Shares are entitled to vote and receive any dividends declared on such shares; holders of deferred shares are not entitled to vote, but are entitled to receive dividend equivalents.
(4) Options were granted without tandem SARs.
(5) Amounts for 1998, 1999 and 2000 represent Performance Cash received for the 1998, 1999 and 2000 performance periods for grants under the 1993 Plan, based upon achievement of earnings and cash flow targets. The Company did not make Performance Cash Awards in 2000 for the 2002 performance period.
(6) The amounts listed for each named officer consist of matching contributions and profit sharing contributions to the Cytec Employees' Savings and Profit Sharing Plan and the Cytec Supplemental Savings and Profit Sharing Plan plus, with respect to 1999 and 2000, a cash award made to each U.S. employee under the since-expired Employee Cash Bonus Program in recognition of 1999 and 2000 Company performance. Amounts with respect to Mr. Andrekovich for 1999 also include a hiring bonus and for 1999 and 2000 include moving expenses and related taxes reimbursed under his hiring agreement.

   The following tabulation shows, as to the executive officers named, information with respect to employee stock options.

                          STOCK OPTION GRANTS IN 2000

                                                                          Potential Realizable
                                                                            Value at Assumed
                                                                         Annual Rates of Stock
                                   Percent of Total                      Price Appreciation for
                                       Options                                Option Term
                                      Granted to    Exercise             ----------------------
                      Options        Employees in   Price Per Expiration
Name              Granted (shares)   Fiscal Year      Share      Date        5%         10%
----              ---------------- ---------------  --------- ---------- ----------  ----------
D. Lilley........          130,000           13.25%  $24.4375    1/23/10  $1,997,920 $5,063,121
J. P. Cronin.....           52,000             5.3%  $24.4375    1/23/10  $  799,168 $2,025,248
E. F. Jackman....           31,000             3.2%  $24.4375    1/23/10  $  476,427 $1,207,360
M. S. Andrekovich           25,000             2.5%  $24.4375    1/23/10  $  384,215 $  973,677
W. N. Avrin......           16,000             1.6%  $24.4375    1/23/10  $  245,898 $  623,153

--------
Options become exercisable in cumulative amounts of one-third of the amount of the grant one-year after the date of grant and each year thereafter. Stock appreciation rights were not granted.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES


                                                                                         Value of
                                                       Number of                      Unexercised In-
                                                      Unexercised                        The-Money
                                                     Options Held                       Options at
                                                  at Fiscal Year End                Fiscal Year End (3)
-                 Shares Acquired  Value   --------------------------------- ---------------------------------
Name                on Exercise   Realized Exercisable (2) Unexercisable (2) Exercisable (2) Unexercisable (2)
----              --------------- -------- --------------- ----------------- --------------- -----------------
D. Lilley........              --       --         426,666           333,334      $1,820,227        $5,655,798
J. P. Cronin.....              --       --         228,216            98,334      $4,451,046        $1,482,223
E. F. Jackman....          10,000 $303,033         176,533            59,667      $3,630,676        $  883,636
M. S. Andrekovich              --       --           4,166            33,334      $   64,063        $  387,563
W. N. Avrin......              --       --          63,788            27,427      $1,383,482        $  430,583

--------
(1) The named officers do not hold stock appreciation rights.
(2) Options become exercisable in cumulative amounts of one-third of the amount of the grant one year after the date of grant and each year thereafter.
(3) Total value of options based on fair market value of Company stock of $39 15/16 per share as of December 31, 2000.

                     EMPLOYMENT AND SEVERANCE ARRANGEMENTS

   All salaried Company employees in the United States, including the named officers, have signed the Company's standard form employment agreement. The agreement provides for the initial salary paid to the employee for services performed by the employee, the confidentially and non-use of proprietary information, assignment of inventions and improvements, a non-competition clause and termination of employment. The notice of termination period is one month, except in the case of termination for cause when no prior notice is required.

   The restricted stock awards (including performance stock awards), performance cash awards, stock options and deferred stock awards referred to in the Summary Compensation Table (including footnotes) and under "Compensation of Directors" are awarded under the 1993 Stock Award and Incentive Plan. In the event of a "change of control" (as defined in the 1993 Plan), (i) any award under that Plan carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested, (ii) the restrictions, deferral limitations, payment conditions and forfeiture applicable to any other award granted under the 1993 Plan will lapse and such awards will be deemed fully vested and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

   The Board of Directors has adopted an executive income continuity plan to aid in the retention of key employees and to reinforce and encourage the continuing attention, dedication and loyalty of executives in the senior management group without the distraction of concern over the possibility of involuntary or constructive termination of employment resulting from unforeseen developments, by providing income continuity for a limited period. The plan provides for payments to members upon termination of employment, unless such termination is (i) on account of death or retirement, (ii) by the Company for disability or cause, or (iii) by the member without good reason (as defined in the plan). Generally, "good reason" for termination by a member involves actions by the Company inconsistent with the member's status or with the Company's traditional compensation policies. Members of the plan consist of the chairman, president, corporate vice presidents, and such other employees as are designated by the Compensation and Management Development Committee. In general, the plan provides for payments upon termination of employment of an amount equal to annual salary and bonus (three times annual salary and three times bonus after a "change in control" as defined in the plan). The plan also provides for certain miscellaneous payments, including relocation payments, legal fees, and expenses incurred in seeking new employment. The benefits of this Plan are not available to any employee who is then currently eligible to retire with a pension based on credited service to age 65 or, in any event, for any period beyond the employee's sixty-fifth birthday.

   Under the Company's Executive Supplemental Employees Retirement Plan, in the event of a change in control, certain employees, including each officer named in the Summary Compensation Table, are automatically elected members of the plan. In this event, each such officer will be credited with five additional years of service (but not beyond age 65), there will be included in pensionable compensation the amount, if any, by which such officer's target incentive compensation exceeds one third of base compensation and, under certain conditions the value of the benefit under this plan, as well as the benefit under other non-qualified pension plans, would be paid immediately as a lump-sum distribution.

   The Board of Directors has adopted a Compensation Taxation Equalization Plan providing for the payment to any employee, officer or director who becomes subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986 of reimbursement for the tax, plus all taxes imposed upon the reimbursement. A 20% excise tax applies to compensatory payments (i) the present value of which equals or exceeds three times the "base amount" of the recipient and (ii) that are contingent upon change "in the ownership or effective control" of the Company. The "base amount" is the average annual compensation included in taxable income over the five-year period ending before the year during which the change in the ownership or effective control occurs.

                               -----------------

   The Compensation and Management Development Committee Report, the Performance Graph and the Audit Committee Report that follow do not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed "filed" under said Acts.

           COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

Executive Compensation Philosophy

   The Company's compensation philosophy emphasizes long-term performance and success as exemplified by the program's structure. The Company maintains lower fixed-costs associated with its cash compensation programs and correspondingly offers significant upside potential based upon achievement of stock-based, financial, and individual goals. As an example, approximately 80% of the Chief Executive Officer's ("CEO") targeted compensation is at risk.

   The Company's executive compensation program, therefore, is generally set to be competitive with mid-sized specialty and commodity chemical companies which the Company views as competitors for business, employee talent, and stockholder investments.

Role of the Compensation and Management Development Committee

   The Compensation and Management Development Committee of the Company's Board of Directors (the "Committee") is composed entirely of independent outside directors. The Committee's responsibilities include the administration of the compensation program for the Company's executive officers, consisting at January 1, 2001 of eight executives. Specific duties include determining the executive salaries, setting the performance criteria for annual and long-term incentive plans, determining their awards under the annual incentive program, and administering the Company's 1993 Stock Award and Incentive Plan.

Compensation Components

   Base Salaries--Base Salaries are set at competitive levels to attract and retain qualified executives and managers when combined with the other components of the compensation program. Officers' base salaries are reviewed annually by the Committee using compensation information provided by an independent nationally recognized executive compensation consulting firm. Increases in base salaries are granted after considering relative competitive positions, individual performance, and general salary increases within the Company and the comparable industry group.

   Annual Bonuses--This provides an opportunity to earn additional cash reward for yearly business success. The incentive targets for officers are expressed as a percentage of the base salary and are reviewed annually by the Committee. Based on competitive compensation information, the Committee makes periodic changes to the target amounts. In addition, the Committee approves the performance goals at the beginning of each fiscal year and then, based on attainment or non-attainment of these corporate performance targets, approves the payment of the bonus amount at the end of the fiscal year. The goals for 2000 target bonuses consisted of specific components weighted as follows:
Earnings Per Share (60%); and other specific factors, which are measured subjectively (40%).

   Long-Term Incentives--Long-term incentives provide a reward for business success in future years and, being based on performance, are linked to stockholders' interests. The Company's long-term incentives granted in 2000 and payable in future years, consist of two types of grants:

      (1) Performance stock, which may be earned at the end of the 2002 performance period assuming attainment of specific earnings per share goals set by the Committee.

      (2) Stock options, which encourage executives to enhance the value of the Company's Common Stock by offering them an opportunity to buy the shares at a pre-set price over the term of the option contract.

   Performance stock is the Company's Common Stock registered in the executive's name, carrying dividends (if declared) and voting rights, but restricted from resale until earned by achievement of performance targets, and forfeited if performance targets are not achieved during the performance period. The performance stock grants made in 1999 and prior years were accompanied by related grants of performance cash, which become payable only if the targets for full performance stock vesting are exceeded.

   To enhance alignment with stockholder interests, in 2000 the Committee discontinued granting performance cash awards and it expanded the performance stock element. The vesting of the expanded portion of the performance stock award is based, like the prior performance cash award, on achieving more stringent earnings per share goals than is required for vesting of the basic performance stock award.

   Each year, the Committee reviews competitive information and determines the amount and proportion of each type of long-term incentive for each officer.

Compensation at Risk

   The annual bonus and performance stock are all "at risk" forms of compensation in that they do not become payable except to the extent that the Company's business objectives are attained. Similarly, stock options are "at risk" in that their value depends upon success in enhancing stockholder value.

Alignment with Stockholder Interests

   The compensation program is designed to contribute to the long-term success of the Company by meeting the following objectives:

    . To compensate fairly for financial and strategic success and the enhancement of stockholder value.

    . To attract and retain competent managers and professionals who are performance-oriented.

    . To reinforce a commitment to take action which will contribute to the long-term success of the Company.

    . To encourage the ownership of Cytec stock so that management's long-term financial interests are closely linked with success in serving the long-term interests of the Company's stockholders. This statement is demonstrated by having aggressive stock ownership guidelines.

Executive Stock Ownership Guidelines

   Every director, officer and key executive is expected to attain (within a defined time period) and hold an ownership stake in the Company that is a specified multiple of his or her salary. These requirements, which were revised in 2000, are as follows:

                        Multiple of Annual Base Salary

Position                   Previous Current
--------                   -------- -------
Chief Executive Officer...    6        8
Executive Committee Member    4        5
Other Officers............    3        3
Business Unit Presidents..    1        3
Directors.................    5        5

   Covered employees and members of the Board of Directors, as of December 6, 1999, are expected to be in compliance with these ownership guidelines within five years after adoption. New employees or newly appointed Board members are given five years to meet these guidelines from their date of appointment. The multiple for Directors is based on their annual retainer.

   Shares owned directly or in street name, shares held in the Company's savings plan, vested restricted shares, and deferred shares are counted in the ownership calculation.

CEO Compensation

   Mr. Lilley's salary was increased for 2000 from $540,000 to an annual rate of $600,000, and his target bonus was increased from 60% of his salary midpoint to 75% of his actual salary. The outside consultants reported that the CEO's base salary and target bonus are below the peer group's competitive median. Based upon the level of achievement of the Company's earnings and other factors weighted as described earlier in this report, the Committee awarded Mr. Lilley an annual bonus for 2000 of $787,500, which is 131.25% of his full year's base salary.

   In 2000 Mr. Lilley was granted a stock option and performance stock award. In the aggregate, these grants were reported to be above the median levels for comparable companies. Based upon the level of earnings and positive cash flow achieved in 2000, approximately 80% of the performance stock previously awarded to Mr. Lilley for 2000 performance was earned, while the related performance cash award was not earned.

   Tax-Deductibility of Compensation -- The Committee's policy on the tax deductibility of compensation for the CEO and other executive officers is to maximize the deductibility, to the extent possible and under normal conditions, while preserving the Committee's flexibility to maintain competitive compensation programs and to deal with extraordinary situations. Some compensation may be mandatorily deferred if it is not currently deductible, and in other cases affected executives may be encouraged to elect deferral of compensation that would not be currently deductible. All executive compensation paid and awarded in 2000 is expected to be fully tax deductible either currently or in the future by the Company under the Revenue Reconciliation Act of 1993.

   The Committee believes that the compensation program established for the Company has contributed to retaining and motivating highly qualified management personnel and to the significant increase in stockholder value achieved by the Company since its formation at the end of 1993.

               Compensation and Management Development Committee

                                          F. W. Armstrong, Chairman
                                          J. E. Akitt
                                          J. R. Satrum
                                                               January 22, 2001

                               PERFORMANCE GRAPH

   The graph set forth below is based on the assumption that $100 had been invested in the Company's Common Stock and in each index on December 31, 1995, with reinvestment of dividends at market prices. The total cumulative dollar returns represent the value such investments would have had on December 31, 2000.


                 Five-Year Cumulative Total Stockholder Return



                                   [GRAPH]



                         Cytec           S&P 500        S&P Chemicals
                        -------          -------        -------------
        12/31/95        $100.00          $100.00          $100.00

        12/31/96        $195.00          $123.00          $132.00

        12/31/97        $226.00          $164.00          $162.00

        12/31/98        $102.00          $211.00          $148.00

        12/31/99        $111.00          $255.00          $193.00

        12/31/00        $192.00          $232.00          $170.00

                      COMPENSATION UNDER RETIREMENT PLANS

   The Cytec employees' retirement program provides most U.S. employees, including the officers named in the Summary Compensation Table, with an annual defined pension benefit upon retirement which is made up of the sum of three components: (i) a benefit which, in general, is equal to 1.67% of the retiree's average base salary plus actual annual bonus (up to one-third of base salary) during the highest five of the last ten years of service (but not beyond the year 2003) times the number of years of service at Cyanamid, subject to certain adjustments including a social security offset (this benefit component does not apply in the case of Mr. Lilley and Mr. Andrekovich), plus (ii) a benefit which, in general, is equal to 1.33% of the retiree's base salary plus actual annual bonus (up to one-third of base salary) for each year of service at Cytec (for any Cytec employee whose pension calculated as provided in (i) and (ii) above would exceed the limit on benefits payable from a pension plan qualified under the Internal Revenue Code, such excess is payable from the general funds of the Company), plus (iii) for persons whom the Compensation and Management Development Committee has elected to membership in the Executive Supplemental Employees Retirement Plan, in case of retirement on or after age 60 (or earlier in certain circumstances) a supplemental benefit (also payable from general funds of the Company) calculated by (x) determining the benefit under the formula under (i) above based on the highest three of the last ten years of service and utilizing target bonus (not limited to one third of base salary) instead of actual bonus and (y) crediting to the retiree additional years of service under the formula described in (ii) above (but not more than five and not beyond age 65) at a rate of compensation equal to base salary plus target bonus for the final year of actual service.

   The estimated annual pensions payable under this program upon retirement at age 65 and reflecting the normal form of benefit which includes a 50% joint and survivor annuity in favor of the retiree's spouse to the five officers named in the Summary Compensation Table, based upon their salaries and annual bonuses as of year-end 2000, with years of actual service projected to age 65, are: Mr. Lilley, $133,246; Mr. Cronin, $186,722; Mr. Jackman, $146,831; Mr. Andrekovich, $79,971 and Mr. Avrin $130,615.

                           COMPENSATION OF DIRECTORS

   Directors who are employees or who are elected by the holders of Preferred Stock are not entitled to extra compensation by reason of their directorships or their attendance at meetings of the Board of Directors of the Company, any committee of the Board, or of the stockholders. Directors who are not employees of the Company or of any of its subsidiaries (provided that they are not elected by the holders of Preferred Stock) are paid a retainer of $20,000 per year. Such directors also receive annual retainers while chairmen ($3,000) or other members ($1,500) of committees of the Board of Directors of the Company on which such directors serve. Each such director is also paid a fee of $1,500 for attendance at a meeting of the Board of Directors and stockholders of the Company and a fee of $2,000 (in the case of Committee Chairman) or $1,000 (in the case of other Committee members) for attending committee meetings, except that the attendance fees are reduced by 50% of the amounts shown in the case of special telephonic meetings of the Board and its Committees.

   Pursuant to the 1993 Plan, each non-employee director (for purposes of the 1993 Plan, a non-employee director does not include any employee of the Company or its subsidiaries or affiliates or any director elected by the holders of the Preferred Stock) who is elected to serve as a director of the Company for the first time automatically receives a grant of restricted shares of Common Stock equal to the lesser of (a) 7,500 shares and (b) the shares of Common Stock having a fair market value on the date the director is duly elected and qualified of $38,437.50. The restrictions on the shares of Common Stock granted to non-employee directors lapse one-fifth each year over a five-year period commencing on the date of grant if the non-employee director continues to be a director of the Company on each such date. If a non-employee director's service on the Board terminates before the award is entirely vested, any portion of the award that is not vested will revert to the Company; provided, however, that if the non-employee director's service terminates by reason of death or disability (as defined in the 1993
Plan), then any installment with respect to which the grantee had commenced (but not completed) serving the requisite amount of time to vest in such installment, will become vested. If a director elects to defer vesting until the year following his or her 70th birthday, as permitted by the 1993 Plan, then during the extended deferral period there exist certain additional grounds upon which reversion can be waived. In addition, each non-employee director automatically receives an option to purchase 4,500 shares of Common Stock at the time of his election to the Board. In addition, on the date of each annual meeting of stockholders, each continuing non-employee director will automatically receive an option to purchase 4,500 shares of Common Stock, unless the Board acts to reduce the number of shares. All options have an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. Generally, options granted to a non-employee director become exercisable as to one-third of the shares covered by such options on the first anniversary of the date of grant, and with respect to an additional one-third of the shares covered by such options on each of the next two succeeding anniversaries of the date of grant if the optionee continues to be a director of the Company on each such date. All options granted to non-employee directors, to the extent exercisable but not exercised, expire on the earlier of (i) the tenth anniversary of the date of grant or (ii) three years following the optionee's termination of his or her directorship with the Company. Upon the occurrence of a "Change in Control" (as defined in the 1993
Plan), all outstanding options held by non-employee directors become immediately exercisable and all restricted stock awards become immediately nonforfeitable in full.

   The Company previously entered into a Deferred Compensation Agreement with Mr. F. W. Armstrong, pursuant to which receipt of his retainer and attendance fees was deferred until the year after his 70th birthday, with interest at a rate equal to the rate paid on ten-year U.S. Treasury Notes, plus 1%. Vesting of Mr. Armstrong's Restricted Stock was also deferred until the same time, and was conditioned upon his continuing to serve as a director until such time. All such amounts have now vested and the Deferred Compensation Agreement has terminated.

   The Company entered into a consulting agreement with its former chairman, D.
D. Fry, that expired January 25, 2001 pursuant to which Mr. Fry agreed to render consulting services to the Company in the areas of mergers, acquisitions and business strategy. In consideration of the services, Mr. Fry was granted, at fair market value, a nonqualified stock option to purchase 75,000 shares of the Company's Common Stock. Mr. Fry retired from the Board of Directors on January 26, 2001.

   Other personal benefit-type compensation for the entire group of directors and officers is not individually significant or reportable.

                            AUDIT COMMITTEE REPORT

   The Audit Committee's powers and responsibilities, and the qualifications required of each of its members, are set forth in the Audit Committee Charter which was adopted by the Board of Directors in April 2000. The full text of the Charter is set forth as Exhibit A to this proxy statement.

   Responsibilities. The principal function of the Audit Committee is to assist the Board of Directors in the areas of financial reporting and accounting integrity. As such, it meets periodically with the independent auditors, the internal audit function and management, including in executive session. Management is responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management's estimates and judgments. The independent auditors are responsible for expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.

   Independence. As part of its responsibilities, the Committee reviews the fees paid to the independent auditors for non-audit services and considers the effect of such services and the related fees on KPMG LLP's independence. In connection with this, the Committee established a level of fees for non-audit services that could be incurred without adversely impacting KPMG LLP's independence. For the year 2000, total KPMG LLP fees were as follows:

   Audit Fees

      Aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's consolidated financial statements for the year 2000, including foreign statutory audit reports and reviews of financial statements included in the Company's quarterly reports on Form 10-Q for such year, were $1.028 million.

   Financial Information Systems Design and Implementation Fees

      KPMG LLP did not render professional services, or bill fees, for financial information systems design and implementation for the year 2000.

   All Other Fees

      Aggregate fees billed by KPMG LLP for professional services for the year 2000 (other than fees described in "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above) were $1.818 million.

   Recommendation. Acting pursuant to its Charter, the Audit Committee reviewed the Company's audited financial statements at, and for the year ended, December 31, 2000 and recommended to the Company's Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for its 2000 fiscal year. This recommendation was based on: the Committee's review of the audited financial statements; discussion of the financial statements with management; discussion with the Company's independent auditors, KPMG LLP, of the matters required to be discussed by Statement on Auditing Standards No. 61; receipt from KPMG LLP of the written disclosures and letter required by Independence Standards Board Standard No. 1; and discussions with KPMG LLP regarding its independence.

                                        J. R. Satrum, Chairman
                                        C. A. Davis
                                        W. P. Powell
                                                               February 27, 2001

             INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

   The independent certified public accounting firm of KPMG LLP has audited the Company's accounts for the fiscal year ended December 31, 2000. The services provided include an audit of annual financial statements and reviews of quarterly financial information. A representative of KPMG LLP is expected to be present at the meeting, and will have an opportunity to make a statement and to respond to appropriate questions. The Board of Directors expects to select the independent certified public accounting firm for the 2001 fiscal year at its July meeting.

                  TIMELY SUBMISSION OF STOCKHOLDER PROPOSALS

   We expect to hold the 2002 annual meeting of stockholders on May 13, 2002. Proposals which stockholders intend to present at such meeting must be received by the Company at its executive offices in West Paterson, New Jersey, by November 30, 2001, for inclusion in its notice, proxy statement and proxy relating to that meeting. In addition, the Company's By-Laws provide that in order for any business not specified in the notice of meeting to be properly brought before a stockholders' meeting by a stockholder, the stockholder must have given written notice to the Secretary of the Company which must be received at the principal office of the Company not less than 60 nor more than 90 days prior to the meeting. (If less than 75 days' notice or public disclosure of the date of the meeting was given, then such notice must be received by the close of business on the 15th day following the date of notice or public disclosure of the date of the meeting). The notice must describe the business desired to be brought before the meeting, the name, record address and number and class and series of shares owned by the stockholder and any material interest of the stockholder in such business.

                         ATTENDANCE AT ANNUAL MEETING

   The 2001 Annual Meeting of Stockholders will be held at 11:00 a.m. on May 14, 2001 at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Mahwah, NJ 07495. Admission to the meeting is limited to stockholders of the Company or their designated representatives (including "street name" stockholders who can show that they beneficially owned the Company's Common Stock on the record date). One admission ticket to the meeting is attached to the proxy sent to each stockholder. If you intend to attend the meeting, please detach and retain the admission ticket and check the "will attend" box on the form of proxy itself to validate the admission ticket. Only ticket-holders will be admitted to the Annual Meeting.

                                 OTHER MATTERS

   The Company will pay the cost of soliciting proxies, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy material to the beneficial owners of Common Stock. In addition to the use of the mail, proxies may be solicited by employees of the Company personally, by telephone or by telefax. The Company has engaged Georgeson & Company Inc. to assist in the solicitation of proxies at a fee of $6,500 plus reimbursement of its out-of-pocket expenses.

   If any further business not described in this Proxy Statement properly comes before the meeting, the persons named in the enclosed form of proxy will vote, in their discretion, as recommended by the Board of Directors or, if no recommendation is given, all in accordance with their best judgment. The Company did not have notice, in accordance with the By-Law described under "Timely Submission of Stockholder Proposals" of any additional matter intended to be brought before the meeting.

                                             E. F. Jackman
                                             Secretary

                                                                      Exhibit A

                   Audit Committee of the Board of Directors

                                    Charter

I. Purpose

   The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities in the areas of financial reporting and accounting integrity by, among other things:

    . Monitoring the Company's financial reporting process and internal accounting control system.

    . Monitoring the independence of the Company's independent accountants and internal auditing function.

    . Monitoring the audit efforts of the Company's independent accountants and internal auditing function.

    . Providing an open avenue of communication among the independent accountants, financial and other senior management, the internal auditing function, and the Board of Directors.

    . Performing the other specific responsibilities assigned to it in this Charter or by the Board of Directors.

   The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Composition

   The composition of the Committee shall be as follows:

    . The Committee will be comprised of a minimum of three directors (subject to New York Stock Exchange transition rules) as elected by the Board, including the Chair. Each member of the Committee shall be free from any relationship to the Company that, in the opinion of the Board, may interfere with the exercise of his or her independence from management and the Company. In addition to the general independence requirements set forth above, membership on the Committee will be further limited by New York Stock Exchange rules restricting membership on the Committee by employees (including former employees); directors having a significant business relationship with the Company; directors having a cross-Compensation Committee link; and directors who are members of the immediate family of a individual who is an executive officer of the Company or its affiliates.

    . All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. Such expertise is signified by past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a CEO or other senior officer with financial oversight responsibilities.

III. Meetings

   The Committee will meet at least four times annually, or more frequently as circumstances dictate. The Committee has the right to set its own agenda.

    . In addition to regularly scheduled meetings, meetings may be called by the Chairman of the Board, the Chairman of the Committee or by a majority of the members of the Committee upon giving the Notice specified in Article III, Section 5, of the Company's By-laws.

    . The Committee should meet at least annually with management, the representative of the Company's internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed.

    . The Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results of the Committee's activities.

IV. Responsibilities and Duties

   To fulfill its responsibilities and duties the Committee will:

Documents/Reports Review
------------------------
 1. Review and reassess the adequacy of this Charter at least annually and recommend to the full Board updates as circumstances dictate.

 2. Receive from the internal audit function lists of the regular reports to management prepared by the internal auditing function and select for review those reports, including with management's response, which it wishes to review. The reviews may be made by individual members of the Committee on behalf of the entire Committee.

 3. In consultation with management, the independent accountants, and the internal audit function, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken with respect thereto.

 4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS
    61. The Chair of the Committee may represent the entire Committee for the purposes of this review.

 5. Prior to the release of year-end earnings, discuss the results of the year-end audit with the independent auditors. Discuss certain matters required to be communicated to the Committee in accordance with AICPA
    SAS 61.

 6. Review the Company's annual audited financial statements prior to filing or distribution and recommend to the Board of Directors that the audited financial statements to be included in the Company's Annual Report on Form 10-K be filed with the Securities and Exchange Commission.

 7. Prepare and approve a written report of the Committee for inclusion in the Company's proxy statement, as required by rules of the Securities and Exchange Commission.

Reporting Relationships
-----------------------
 8. Require that the independent accountants and the internal auditors report to, and are accountable to, the
    Committee and, through the Committee, to the entire Board of Directors. The day to day administrative aspects of the relationship, however, are delegated by the Committee to the Company's financial management staff. It is understood that the independent accountants and the internal auditors have free access to the Committee, or any member of the Committee.


Independent Accountants
-----------------------

 9. Recommend to the Board of Directors the selection of the independent accountants and consider the independence and effectiveness and approve the fees and other significant compensation to be paid to the independent accountants. Otherwise assist the Board of Directors in discharging its ultimate responsibility to select, evaluate and, where appropriate, replace the independent accountants.

10. Ensure that the independent accountant submits on an annual basis to the Committee a formal written statement delineating all relationships between the independent accountant and the Company; actively engage in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant; and recommend that the
    Board of Directors take appropriate action in response to the outside accountants' report to satisfy itself of the independent accountants' independence.

11. Review the independent accountants' annual audit plan--discuss scope, staffing, locations, and internal audit and general audit approach.

12. Periodically consult with the independent accountants and the internal audit function, out of the presence of management, about internal controls, the fullness and accuracy of the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

13. Discuss any significant disagreement among management and the independent accountants or the internal auditing function in connection with the preparation of the financial statements.

14. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

15. Consider and, if appropriate, approve major changes to the Company's auditing and accounting principles and practices as suggested by management, the independent accountants, or the internal auditing function.

Internal Audit Function, and Ethical and Legal Compliance
---------------------------------------------------------

16. Review the Company's Code of Employee Conduct (Code) and periodically, if appropriate, recommend to the Board of Directors and Management changes to the Code.

17. Discuss with management the system they have established to enforce the Code and review management's monitoring of compliance with the Code.

18. Review activities (including the annual internal audit plan), organizational structure, and qualifications of the internal audit function.

19. Review, with the Company's counsel, significant legal compliance matters including corporate securities trading policies.

20. Review, with the Company's counsel, any legal matter that could have a significant impact on the
    Company's financial statements.

21. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the
    Committee or the Board deems necessary or appropriate.

                                                          APPENDIX-Form of Proxy

[FORM OF PROXY]

                                [FRONT OF PROXY]

                             CYTEC INDUSTRIES INC.

                     ANNUAL MEETING OF COMMON STOCKHOLDERS
                                  May 14, 2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                        THE COMPANY'S BOARD OF DIRECTORS

     The undersigned hereby appoints D. Lilley, J. P. Cronin and E. F. Jackman, and each of them jointly and severally, Proxies with full power of substitution, to vote as designated on the reverse side and, in their discretion, upon such other business as may properly come before the meeting, all shares of Common Stock of Cytec Industries Inc. held of record by the undersigned on March 15, 2001 at the Annual Meeting of Common Stockholders to be held on May 14, 2001 or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS.

                           (Continue on reverse side)

                               [REVERSE OF PROXY]

                                                              Please mark   [ ]
                                                              Your votes as
                                                              Indicated in
                                                              This example.

ELECTION OF DIRECTORS-Terms to expire at 2002 Annual Meeting (Mr. Lilley) and at 2004 Annual Meeting (Ms. Davis and Mr. Powell).

       FOR             WITHHOLD       To withhold authority to vote for the
  the election of     AUTHORITY       election of any individual candidate,
    C.A. Davis      to vote for the   write that person's name on this line.
    D. Lilley        election of
   W. P. Powell       Directors
       [ ]               [ ]            ---------------------------------------

                                                              Will Attend   [ ]
                                                             Annual Meeting

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.

Signature(s) _______________ Signature(s) ________________ Date ______, 2001

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.